UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011 (October 28, 2011)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite C-175, Phoenix, AZ 85014

(Address and zip code of principal executive offices)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 31, 2011, Grupo Mexico, S.A.B. de C.V. (“Grupo Mexico”), the indirect parent of Southern Copper Corporation (the “Company”), announced that on October 28, 2011, in light of recent discussions with the Special Committee of the Company’s Board of Directors and other developments, its subsidiary, Americas Mining Corporation (“AMC”), has determined to withdraw, effective immediately, its non-binding indication of interest submitted on July 22, 2010 to the Company’s Board of Directors for an all-stock business combination of the Company and AMC, in which all public stockholders of the Company would have received common shares of AMC in exchange for shares of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

Date: November 2, 2011	By:	/s/Raul Jacob
	Name:	Raul Jacob
	Title:	Comptroller